Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Eugene B. Witkowicz, Executive Vice President and Chief Financial Officer of TierOne Corporation (the "Company"), hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Annual report on Form 10-K of the Company for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             By:   /s/ Eugene B. Witkowicz
                                                --------------------------------
                                                   Eugene B. Witkowicz
                                                   Executive Vice President and
                                                   Chief Financial Officer

Date: March 26, 2003